UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2025

First Advantage Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31666	84-3884690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Concourse Parkway NE Suite 200
Atlanta, Georgia		30328
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (678) 868-4151

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 30, 2025, First Advantage Holdings, LLC ( the “Borrower”), an indirect subsidiary of First Advantage Corporation, entered into Amendment No. 5 (“Amendment No. 5”) to the first lien credit agreement dated as of January 31, 2020 (as amended, the “Credit Agreement”) among Fastball Parent, Inc., First Advantage Holdings, LLC, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent, collateral agent and the issuing banks party thereto from time to time.

Among other items, Amendment No. 5 (i) reduced the interest rate on the term loan facility due October 31, 2031 by 0.50% to a range of 2.50% to 2.75%, based on the first lien ratio, plus SOFR and (ii) reduced the interest rate on the $250.0 million revolving credit facility due October 31, 2029 by 0.50% to a range of 2.25% to 2.75%, based on the first lien ratio, plus SOFR.

The summary of the Credit Agreement is subject to, and qualified in its entirety by reference to, Amendment No. 5 (and the annexed conformed Credit Agreement), which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

Amendment No. 5 to the First Lien Credit Agreement, among Fastball Parent, Inc., First Advantage Holdings, LLC, each lender from time to time party thereto, Bank of America, N.A., as Administrative Agent and Collateral Agent and the issuing banks party thereto from time to time, dated July 30, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ADVANTAGE CORPORATION

Date:	August 4, 2025	By:	/s/ Steven Marks
Name: Steven Marks Title: Executive Vice President & Chief Financial Officer